Grand Havana Master LLC

Financial Statements

Year Ended December 31, 2016 and For the Period From

April 2, 2015 (Inception) Through December 31, 2015

Contents
Page
Report of Independent Registered Public Accounting Firm	3
Financial Statements:
Balance Sheets	4
Statements of Operations	5
Statements of Members’ Equity (Deficiency)	6
Statements of Cash Flows	7
Notes to Financial Statements	8-12

(1)

Grand Havana Master LLC

Financial Statements

December 31, 2016 and 2015

(2)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Members of Grand Havana Master, LLC

We have audited the accompanying balance sheets of Grand Havana Master, LLC as of December 31, 2016 and 2015, and the related statements of operations, stockholders’ deficiency, and cash flows for the year ended December 31, 2016, and for the period from April 2, 2015 through December 31, 2015. Grand Havana Master, LLC’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Grand Havana Master, LLC as of December 31, 2016 and 2016, and the results of its operations and its cash flows for the year ended December 31, 2016, and for the period from April 2, 2015 through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements the Company has suffered recurring losses from operations since. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 3 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

D. Brooks and Associates CPA’s, P.A.

West Palm Beach, Florida

October 31, 2017

(3)

Grand Havana Master LLC
Balance Sheets
December 31, 2016 and 2015

	2016	2015

Assets

Current assets:
Cash	$314	$2,178
Accounts receivable	1,593	8,113
Inventory	100	1,100

Total current assets	2,007	11,391

Property and equipment:
Equipment and fixtures	41,014	26,375
Less accumulated depreciation	6,766	1,709

Property and equipment, net	34,248	24,666

Investments:
Certificate of deposit	5,300	—

Total assets	$41,555	$36,057

Liabilities and Members' Equity (Deficiency)

Current liabilities:
Business line of credit	$5,034	$—
Accounts payable and accrued expenses	45,793	3,844
Member advances	1,030	1,100

Total current liabilities	51,857	4,944

Long term debt:
Note payable -related party	76,237	18,715

Members' Equity (Deficiency)	(86,539)	12,398

Total liabilities and members' equity (deficiency)	$41,555	$36,057

See notes to financial statements.

(4)

Grand Havana Master LLC
Statements of Operations
For the Year Ended December 31, 2016 and For the Period
From April 2, 2015 (Inception) Through December 31, 2015

	2016	2015
Revenue:
Sales - retail	$194,670	$53,915
Sales - wholesale	15,838	1,220
Total revenue, net	210,508	55,135

Cost of Goods Sold	50,512	6,477

Gross Profit	159,996	48,658

Operating Expenses:
Rent	95,989	23,697
Compensation:
Officers	30,589	—
Other	98,590	13,553
Other general and administrative expenses	51,628	17,070
Total operating expenses	276,796	54,320

Net loss	$(116,800)	$(5,662)

See notes to financial statements.

(5)

Grand Havana Master LLC
Statements of Members' Equity (Deficiency)
For the Year Ended December 31, 2016 and For the Period
From April 2, 2015 (Inception) Through December 31, 2015

	2016	2015
Balance, beginning of period	$12,398	$—
Capital contributions	10,274	26,060
Equity based compensation	7,589	—
Distributions to members	—	(8,000)
Net loss	(116,800)	(5,662)
Balance, end of period	$(86,539)	$12,398

See notes to financial statements.

(6)

Grand Havana Master LLC
Statements of Cash Flows
For the Year Ended December 31, 2016 and For the Period
From April 2, 2015 (Inception) Through December 31, 2015

	2016	2015
Cash flows from operating activities
Net loss	$(116,800)	$(5,662)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	5,057	1,709
Equity based compensation	7,589	—
(Increase) decrease in assets:
Accounts receivable	6,520	(8,113)
Inventory	1,000	(1,100)
Increase in liabilities:
Accounts payable	41,949	3,844

Net cash used in operating activities	(54,685)	(9,322)

Cash flows from investing activities
Acquisition of property and equipment	(14,639)	(26,375)
Purchase of Certificate of deposit	(5,300)	—

Net cash used in investing activities	(19,939)	(26,375)

Cash flows from financing activities
Increase in line of credit	8,052	—
Line of credit payments	(3,018)	—
Increase in proceeds from loan payable - related party	57,452	19,815
Member contributions	10,274	26,060
Distribution to members	—	(8,000)

Net cash provided by financing activities	72,760	37,875

Net increase (decrease) in cash	(1,864)	2,178
Cash - beginning of period	2,178	—

Cash - end of period	$314	$2,178

Supplemental disclosure of cash flows information
Cash paid during the period for:
Interest	$381	$—
Income taxes	$—	$—

See notes to financial statements.

(7)

Grand Havana Master LLC

Notes to Financial Statements

December 31, 2016 and 2015

Note 1 Nature of business

Grand Havana LLC, was organized as a Limited Liability Company, under the laws of the State of Florida having its articles of organization filed and effective on April 2, 2015. This company was merged on December 19, 2016 into Grand Havana Master LLC, (“the Company”) a Limited Liability Company organized and existing under the laws of the State of Florida having its Articles of Organization filed and effective on August 20, 2015. The principal business activity is the marketing and distribution of Cuban style coffee and tropical flavored teas in Miami Beach and Miami, Florida.

Note 2 Summary of Significant Accounting Policies

Basis of presentation

The accompanying financial statements have been prepared using the accrual method of accounting. Under this method, revenues are recorded when earned and expenses are recorded when incurred.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all liquid investments with original maturities of three months or less as cash equivalents.

Property and equipment and depreciation

Property and equipment are stated at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets which is seven years.

Income taxes

The Company files a U.S. Return of Partnership Income. In lieu of company income taxes, the members are taxed on their share of the Company’s taxable income. Therefore, no provision for federal income taxes has been made.

Inventory

Inventory is stated at cost using the first in first out method.

Use of estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Advertising

The Company expenses advertising costs as they are incurred. Advertising costs for the year ended December 31, 2016 and for the period from April 2, 2015 (Inception) through December 31, 2015 were $6,327 and $0, respectively.

Revenue recognition

The Company records revenue upon the shipment of products (wholesale) and upon receipt of payment from point of sale locations (retail).

Accounts receivable and concentration of credit risk

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company provides credit in the normal course of business and performs ongoing credit evaluations of those customers.

Equity-based Compensation

Compensation expense for all equity-based employee compensation awards granted is based on the grant date fair value. The Company recognizes these compensation costs on a straight-line basis over the requisite service period of the award, if any.

(8)

Grand Havana Master LLC

Notes to Financial Statements

December 31, 2016 and 2015

Note 3 Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company reported net losses of $116,800 and $5,662 for the year ended December 31, 2016 and for the period from April 2, 2015 (inception) through December 31, 2015 respectively, used cash in operating activities of $54,685 and $9,322 for the same periods and had a members deficiency of $86,539 at December 31, 2016. The ability of the Company to continue as a going concern is dependent upon increasing operations, developing sales and obtaining additional capital and financing, all of which the Company is doing in 2017. See Note 11 for details of these activities.

Note 4 Property and Equipment

Property and equipment consists of the following at December 31, 2016 and 2015

	2016	2015

Equipment and Fixtures	$41,014	$26,375
Less: accumulated depreciation	6,766	1,709
	$34,248	$24,666

Maintenance and repairs are charged to expense while major renewals and betterments are capitalized. The cost of equipment retired or disposed of, and related depreciation is eliminated from accounts, with the resulting gains or losses included in operations. Depreciation expense totaled $5,057 in 2016 and $1,709 for the period from April 2, 2015 (inception) through December 31, 2015 and is computed using the straight line method over the estimated useful life of seven years.

The equipment and fixtures are provided by the Company to the point of sale locations under written agreement which remain in effect as long as the Company’s products are used.

Note 5 Secured Business Line of Credit

The Company has a line of credit with Wells Fargo Bank in the amount of $5,000 which carries a variable rate of interest of 5% above the Prime rate of the Wells Fargo Bank. The balance on the line of credit at December 31, 2016 was $5,000 plus accrued interest of $34 with a rate of interest of 8.5% at December 31, 2016. The note is collateralized by a certificate of deposit in the amount of $5,300 which matures on December 8, 2020.

Note 6 Loans Payable – Related Parties

During the year ended December 31, 2016, and for the period from April 2, 2015 through December 31, 2015, a member of the Company made cash advances to the Company. The advances are non-interest bearing, due on demand, and totaled $1,030 and $1,100 as of December 32, 2016 and 2015, respectively.

During the year ended December 31, 2016 and for the period from April 2, 2015, through December 31, 2015, a member of the Company made net cash advances to the Company for the purchase of fixed assets and for working capital purposes totaling $71,017 and $38,808, respectively. In December 2016, as consideration for the advances, the Company issued a promissory note in the amount of $76,237. The balance of the note totaled $76,237 and $18,715 as of December 31, 2016 and 2015, respectively.

Note 7 Members’ Equity

During the year ended December 31, 2016, and for the period from April 2, 2015 through December 31, 2015, members of the Company made cash contributions totaling $10,274 and $26,060, respectively.

During the period from April 2, 2015 through December 31, 2015, the Company made cash distributions to members of the Company totaling $8,000.

During the year ended December 31, 2016, the Company granted an aggregate of 23% membership interests in the Company to employees pursuant to employee agreements. The fair value of the membership interests was estimated using a discounted cash flow method and market approach. The Company recorded the fair value of $7,589 as compensation expense for the year ended December 31, 2016.

(9)

Grand Havana Master LLC

Notes to Financial Statements

December 31, 2016 and 2015

Note 8 Rent Expense

Rent is charged at the rate of 50% of retail sales by the hotels where the Company’s kiosks are located and totaled $95,989 and $7,966 for the year ended December 31, 2016 and for the period from April 2, 2015 through December 31, 2015, respectively pursuant to oral agreements with the hotels.

Note 9 Concentration of Risks

For reporting purposes, a major customer is defined as having greater than 10% of total revenues. There is no one customer that represents more than 10% of total revenues. The Company purchases coffee and tea from one major supplier for each category. There are other suppliers available for use if necessary. The Company’s sales are in the Florida cities of Miami Beach and Miami.

Note 10 Commitments

On December 1, 2016, the Company entered into employment agreements with certain key executives with initial terms of five years and call for compensation in cash and equity in the Company as follows:

Employee	Position	Cash Compensation		Equity Compensation
Tanya Bredemeier	Chairman and COO	$75,000	*	25%
Robert Rico	Chief Executive Office	$125,000		10%
Steve Polisar	Chief Legal Officer	$36,000	*	30%
Jorge Moreno	Chief Marketing Officer	$40,000	*	10%

*= Second year compensation will increase by 20% after corporate financing milestones are met.

Additionally, an employment agreement was entered into on May 5, 2017, with Luis Ravelo, Vice President of Operations. The agreement has a one-year renewable term with an annual salary of $104,000.

(10)

Grand Havana Master LLC

Notes to Financial Statements

December 31, 2016 and 2015

Note 11 Subsequent Events

Management has evaluated subsequent events through October 31, 2017 which is the date the financial statements were available for issuance.

On February 5 2017, the Company was acquired by Junkiedog.com, Inc. in an all stock purchase, pursuant to which 50,000,000 shares of Junkiedog.com, Inc.’s common stock were issued to the members of the Company in exchange for 100% of the membership interests of the Company. Upon completion of the Exchange, the Company became Junkiedog.com, Inc.’s wholly owned subsidiary and the members of the Company owned a “controlling interest” in Junkiedog.com, Inc. representing 88% of its voting shares on a fully diluted basis. Simultaneously upon the Closing of the Exchange, Junkiedog.com, Inc.’s Chief Executive Officer returned 40,000,000 shares of Junkiedog.com, Inc.’s common stock for cancellation in exchange for certain assets of the business. At the time of the acquisition Junkiedog.com, Inc. was a publicly held company trading on the OTC market under the symbol JKDG. The Company’s name was changed to Grand Havana, Inc. on July 25, 2017, and its trading symbol is now GHAV.

On February 6, 2017, the six Directors of the Company signed board member contracts which describe their responsibilities to the Company as members of the Board of Directors.

The contracts also provide that each director be issued 250,000 shares of restricted stock in Grand Havana, Inc. as compensation. The seventh board member’s contract was signed on May 11, 2017 with the same terms.

In order to raise working capital for acquisitions, service providers and operations in 2017, Grand Havana, Inc. issued debentures and warrants to purchase its common stock as follows:

Between February 13, 2017 to May 3, 2017 Grand Havana, Inc. issued debentures in amounts up to $250,000 to Greentree Financial Group, Inc. $155,000 to LG Capital Funding, LLC and $65,000 to Cerberus Finance Group, Ltd. The debentures bear interest rates from 8% to 15% and have various maturity dates. To date, $305,000 has been funded.

In connection with issuance of the debentures, Grand Havana, Inc. issued warrants to purchase up to 563,000 shares of its common stock to Cerberus Finance Group, Ltd. at various exercise prices with an aggregate exercise price of $9,279 and warrants to LG Capital Funding, LC, at an exercise price of $.027 per share to purchase up to 333,333 shares of the Company’s common stock, or an aggregate exercise price of $9,000.

(11)

Grand Havana Master LLC

Notes to Financial Statements

December 31, 2016 and 2015

Note 11 Subsequent Events (continued)

On March 17, 2017, the Company entered into a consulting agreement with Greentree Financial Group, Inc. (“Greentree”) for financial reporting services. The Company agreed to pay Greentree a professional service fee of $80,000 in the form of a Convertible Promissory Note. All outstanding principal and interest (at the rate of 15%) is due one year from the “effective Date” (March 17, 2017). The Company may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this note before maturity date, with a penalty or premium equal to 20% of the principal. At any time or from time to time, six months after the Effective Date, the holder at its sole option, may convert the outstanding principal amount of this note, or any portion of the principal amount, and any accrued interest, in whole or in part, into shares of the common stock of the Company. Any amount so converted will be converted into common stock of the Company at a conversion price of 45% of the lowest trading price on the primary trading market on which the Company’s common stock is quoted for the last fifteen trading days immediately prior to but not including the conversion date.

On April 6, 2017, the Company entered into a one year license agreement with Ebeauty Community, Inc. The agreement gives Ebeauty Community, Inc. the right to manufacture, market, sell and distribute Grand Havana Pink Label one-pound organic ground coffee worldwide. The license fee is $2 for each unit sold.

On April 7, 2017, the Company entered into a one year consulting agreement with Lucy Demeo to provide business and marketing advice with regard to its brand and increase sales. Her fee is $1 per bag of Pink Label Grand Havana one pound organic ground coffee.

On April 25, 2017, Grand Havana, Inc. acquired a 70% interest in Cafesa, Inc. for $420,000. Cafesa, Inc. will become a majority owned subsidiary of Grand Havana, Inc. The purchase price is payable as follow:

- On or before May 15, 2017	$65,000
- On or before August 15, 2017	65,000
- Eight quarterly payments of $27,187 commencing on or before November 15, 2017	217,500
- Eight payments of $9,063 – payable in the common Stock of the Company, payable on the same dates as the eight payments shown above. The stock will be valued at the closing bid price on the third business day to the issuance thereof	72,500
Total	$420,000

On April 26, 2017, the Company entered into an office lease agreement for a period of one year, commencing May 1, 2017, for an annual rent of $7,200 plus applicable sales tax. The lease is renewable at the Company’s request.

On May 12, 2017, the Company entered into a three year licensing agreement with Student Coffee, Inc. The licensees may use the Grand Havana name and brand of coffee and tea products in connection with the operation of its business worldwide.

(12)